EXHIBIT 17
                                   Proxy Card






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PROXY                                                                      PROXY

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 2, 2007

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Phoenix Nifty Fifty Fund ("Nifty Fifty"), a series of Phoenix Investment Trust 06, revoking previous proxies, hereby appoints Kevin J. Carr, Vallerie A. Atwood and Ann Spooner, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nifty Fifty which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on March 2, 2007, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet:  https://vote.proxy-direct.com
Vote via the telephone:  1-866-241-6192



                                             NOTE: Please sign exactly as your
                                             name(s) appear(s) on this card.
                                             When signing as attorney, executor,
                                             administrator, trustee, guardian or
                                             as custodian for a minor, please
                                             sign your name and give your full
                                             title as such. If signing on behalf
                                             of a corporation, please sign the
                                             full corporate name and your name
                                             and indicated your title. If you
                                             are a partner signing for a
                                             partnership, please sign the
                                             partnership name, your name and
                                             indicate your title. Joint owners
                                             should each sign these
                                             instructions. Please sign, date and
                                             return.


                                             -----------------------------------
                                             Signature and Title, if applicable


                                             -----------------------------------
                                             Signature (if held jointly)


                                             ______________________________,2007
                                             Date


RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING
PROSPECTUS/PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THE SHARES OF NIFTY FIFTY REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.


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PHOENIX NIFTY FIFTY FUND

                                 VOTING OPTIONS

      READ YOUR PROSPECTUS/PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER                        TELEPHONE                    LETTER                       COURIER

VOTE ON THE INTERNET            VOTE BY PHONE                VOTE BY MAIL                 VOTE IN PERSON

LOG ON TO:                      CALL 1-866-241-6192          VOTE, SIGN AND DATE          ATTEND SHAREHOLDER MEETING

https://vote.proxy-direct.com   FOLLOW THE RECORDED          THIS PROXY CARD AND RETURN   56 PROSPECT STREET
FOLLOW THE ON-SCREEN            INSTRUCTIONS AVAILABLE       IN THE POSTAGE-PAID          HARTFORD, CT ON MARCH 2, 2007
INSTRUCTIONS                    24 HOURS                     ENVELOPE
AVAILABLE 24 HOURS

                  IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
                      YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

EXAMPLE:

1. To approve an Agreement and Plan of Reorganization whereby Phoenix Capital Growth Fund, a series of Phoenix Series Fund, will (i) acquire all of the assets of Phoenix Nifty Fifty Fund, a series of Phoenix Investment Trust 06; and (ii) assume all of the liabilities of Phoenix Nifty Fifty Fund.

                  FOR [     ]       AGAINST [     ]       ABSTAIN [     ]